                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                               [x]

Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement

[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6
      (e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          TOREADOR ROYALTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[x]   No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------
             (2) Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ---------------------------------------------------------------
             (4) Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------------
             (5) Total fee paid:

             ---------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule on the date of its filing.

      (1)    Amount Previously Paid:

             ---------------------------------------------------------------
      (2)    Form, Schedule or Registration Statement No.:

             ---------------------------------------------------------------
      (3)    Filing Party:

             ---------------------------------------------------------------
      (4)    Date Filed:

             ---------------------------------------------------------------

Notes:

[LOGO]




TOREADOR ROYALTY CORPORATION


NOTICE OF 1999
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT


                         ------------------------------
                          PLEASE COMPLETE, SIGN, DATE
                         AND RETURN YOUR PROXY PROMPTLY
                         ------------------------------




                                                   THURSDAY, MAY 20, 1999
                                                   10:00 A.M.
                                                   HAYNES AND BOONE, LLP
                                                   901 MAIN STREET
                                                   29TH FLOOR
                                                   DALLAS, TEXAS

[LOGO]                    TOREADOR ROYALTY CORPORATION
                          4809 COLE AVENUE, SUITE 108, DALLAS, TEXAS 75205
                          (214) 369-0080 (TELEPHONE), (214) 369-3183 (FACSIMILE)

April 20, 1999


Dear Toreador Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Royalty Corporation. The meeting will be held at 10:00 a.m. on Thursday, May 20, 1999, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. Your Board of Directors and management look forward to greeting those of you able to attend in person.

         o You will find enclosed a Notice of Annual Meeting on Page 1 that identifies the three proposals for your action.

         o At the meeting we will present a report on Toreador's 1998 business results and on other matters of current interest to you.

         o You will find enclosed the 1998 Annual Report, which includes our financial statements.

      Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

      On behalf of the Board of Directors, thank you for your cooperation and continued support.



                                         Sincerely,



                                         John Mark McLaughlin
                                         Chairman of the Board

                          TOREADOR ROYALTY CORPORATION
                          4809 COLE AVENUE, SUITE 108
                              DALLAS, TEXAS 75205
                                 (214) 369-0080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 20, 1999

To our Stockholders:

         The Annual Meeting of Stockholders of Toreador Royalty Corporation, a Delaware corporation (the "Company"), will be held on Thursday, May 20, 1999, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas, for the following purposes:

         o To elect members of the Board of Directors, whose terms are described in the proxy statement;

         o To approve the Toreador Royalty Corporation Amended and Restated 1990 Stock Option Plan;

         o To approve an amendment to the Company's certificate of incorporation to increase the number of authorized shares of Common Stock; and

         o To transact such other business as may properly come before the annual meeting or any adjournment thereof.

         Only stockholders of record of Common Stock at the close of business on April _____ 1999, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         A record of the Company's activities and consolidated financial statements for the year ended December 31, 1998 are contained in the enclosed 1998 Annual Report.

Dated:  April 20, 1999
                                         Sincerely,



                                         John Mark McLaughlin
                                         Chairman of the Board of Directors

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

                          TOREADOR ROYALTY CORPORATION
                          4809 COLE AVENUE, SUITE 108
                              DALLAS, TEXAS 75205
                                 (214) 369-0080


                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 20, 1999

                                    GENERAL

         Your proxy is being solicited by the Board of Directors of Toreador Royalty Corporation for use at the Annual Meeting of Stockholders of the Company. The annual meeting will be held on Thursday, May 20, 1999, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. This proxy statement and form of proxy are being sent to you on or about April 20, 1999.

         This proxy statement contains important information relating to a stockholder's agreement dated June 25, 1998, among certain stockholders of the Company lead by Lee Global Energy Fund, L.P. (the "Gralee Persons"), certain stockholders of the Company lead by Dane, Falb, Stone & Co., Inc. (the "Dane Falb Persons") and certain other stockholders. This agreement provides, among other things, that two nominees designated by the Gralee Persons and two nominees designated by the Dane Falb Persons are proposed for election to the Company's Board of Directors at the annual meeting. See "Background; Agreements with the Gralee Persons and the Dane Falb Persons" for more information regarding this agreement.

         The Company will bear the cost of soliciting proxies. We have retained Corporate Investor Communications, Inc., a proxy solicitation firm in Carlstadt, New Jersey, to solicit proxies from brokers, banks, nominees, institutional holders and individual holders for use at the annual meeting for a fee of approximately $5,000 plus certain expenses. In addition, we may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

PROXIES

         Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting you must properly sign, date and return the proxy card to us. If you do not provide any direction as to how to vote your shares, shares will be voted:

o FOR the election of the seven nominees for directors named in the proxy card;

o FOR the approval of the Toreador Royalty Corporation Amended and Restated 1990 Stock Option Plan (the "Amended and Restated Stock Option Plan"); and

o FOR the approval of an amendment to the Company's certificate of incorporation that increases the number of authorized shares of Common Stock, par value $0.15625 per share (the "Common Stock"), from 10,000,000 to 20,000,000 shares.

         The Board of Directors knows of no other business to come before the annual meeting, but if other matters properly come before the annual meeting, the persons named in the proxy intend to vote on any such new matters in accordance with their best judgment. You may revoke your proxy at any time before it has been voted at the annual meeting, by giving written notice of such revocation to the Secretary of the Company, by filing with us a proxy having a subsequent date or by voting in person at the annual meeting.

VOTING PROCEDURES AND TABULATION.

         A majority of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting, shall constitute a quorum at the annual meeting. The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the annual meeting is required to elect each of the seven directors nominated for reelection to the Company's Board of Directors. All other matters properly brought before the annual meeting will be decided by a majority of the votes cast on the matter. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. "Broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

         Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted by us.

         Approval of Amendment to Certificate of Incorporation. The affirmative vote of the majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the amendment to the certificate of incorporation increasing the number of shares of authorized Common Stock. Uninstructed shares may not be voted on this matter. Abstentions and broker non-votes have the effect of negative votes.

         Approval of the Amended and Restated 1990 Stock Option Plan. The affirmative vote of the majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the Amended and Restated Stock Option Plan. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

         We will appoint one or more inspectors of election to act at the annual meeting and to make a written report on the voting. Prior to the annual meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director and on each other matter properly submitted for vote at the annual meeting.

VOTING SECURITIES.

         The only voting security of the Company outstanding and entitled to vote at this annual meeting is its Common Stock, par value $.15625 per share. Only the holders of record of Common Stock at the close of business on April __, 1999, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of April __, 1999, there were _____________ shares of Common Stock outstanding and entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote. The holders of Series A Convertible Preferred Stock of the Company, par value $1.00 ("Series A Preferred Stock"), are not entitled to vote on any of the matters being submitted for approval at this annual meeting. Unless the context otherwise requires, all representations to "stockholders" in this proxy statement refer to holders of Common Stock.

         The holders of Series A Preferred Stock generally have no voting rights with respect to the management of the Company. The holders of Series A Preferred Stock have limited voting rights in certain circumstances, but will not be entitled to vote on any of the matters being voted upon at this meeting.

AGREEMENTS WITH THE GRALEE PERSONS AND THE DANE FALB PERSONS.

         On June 25, 1998, the Gralee Persons (specifically, Messrs. Graves and Lee and Lee Global Energy Fund, L.P. ("Lee Global"), Gralee Capital Corp., and Gralee Partners, L.P.), the Dane Falb Persons (specifically Messrs. Falb and Dane, Firethorn I Limited Partnership, the Hilary Bell Falb 1983 Trust, the Alison Forslund Falb 1985 Trust, the Forslund Irrevocable Trust and Dane, Falb, Stone & Co., Inc.) and Messrs. Ballard, Bullion, Kellogg, McLaughlin, Vig and Woods (collectively with the Gralee Persons and the Dane Falb Persons, the "Voting Agreement Stockholders"), entered into a Stockholder Voting Agreement (the "Stockholder Agreement"). Pursuant to the Stockholder Agreement, the Voting Agreement Stockholders agreed to support the nomination and election of a slate of seven nominees standing for election as directors at the 1998 Annual Meeting and at the 1999 and 2000 Annual Meetings if such nominees were willing to act as directors. The Stockholder Agreement provides that the seven nominees are to be: J. W. Bullion, Thomas P. Kellogg, Jr., John Mark McLaughlin (collectively, the "Company Designees"); G. Thomas Graves III and William I. Lee (collectively, the "Gralee Designees"); and Peter L. Falb and Edward Nathan Dane (collectively, the "Dane Falb Designees"). These seven nominees were elected as directors at the 1998 Annual Meeting and are again being nominated for election at the annual meeting. The Voting Agreement Stockholders also agreed that they would vote all of their shares of Common Stock at the 1998, 1999 and 2000 Annual Meetings in favor of each such nominee. Subsequent to the signing of the Stockholder Agreement, Wilco Properties, Inc. ("Wilco") agreed to be bound by the terms of the Stockholder Agreement. The Voting Agreement Stockholders and Wilco hold approximately _____ percent of the shares of Common Stock outstanding at the Record Date.

         If one or more of the Company Designees declines to stand as nominee(s) for the election of directors at the 2000 Annual Meeting, the Voting Agreement Stockholders agreed that replacement nominee(s) shall be nominated by a committee of the Board of Directors consisting of the Company Designees as established pursuant to the Bylaws (the "Company Nominating Committee"). If one or more of the Gralee Designees declines to stand as nominees for the election of directors at the 2000 Annual Meeting, the Voting Agreement Stockholders agreed that replacement nominee(s) shall be nominated by the Gralee nominating committee of the Board of Directors as established pursuant to the Bylaws (the "Gralee Nominating Committee"). If one or more of the Dane Falb Designees declines to stand as nominee(s) for the election of directors at the 2000 Annual Meeting, the Voting Agreement Stockholders agreed that replacement nominee(s) shall be nominated by the Falb nominating committee of the Board of Directors as established pursuant to the Bylaws (the "Falb Nominating Committee").

         The Stockholder Agreement also provides that no Voting Agreement Stockholder will, prior to December 31, 2000:

o Except as otherwise permitted by the Settlement Agreement, (A) seek election to, or seek to place a representative on, the Board of Directors, (B) engage in any solicitation of proxies with respect to any of our securities, or (C) become a participant in any election contest relating to the election of directors of the Company;

o Initiate, propose or otherwise solicit our stockholders for the approval of any stockholder proposal;

o Vote in favor of any matter or proposal submitted to our stockholders unless such matter or proposal is first recommended to stockholders by a vote of five of the seven members of the Board of Directors;

o Propose or seek to effect or seek permission to propose or effect other than as a stockholder on an equal basis (A) any form of business combination transaction or similar transaction with the Company, (B) any sale of our assets, (C) any issuance or sale of our equity securities, or (D) any restructuring, recapitalizing or similar transaction with the Company;

o Initiate, propose or otherwise solicit stockholders to amend or terminate the Company's Rights Agreement (the "Rights Agreement") or to redeem the rights issued under the Rights Agreement; or

o Aid, encourage or act in concert with any person, firm, corporation, group or other entity to take any of the foregoing actions.

         The Company, the members of the Board of Directors at the time the Stockholder Agreement was signed, the Gralee Persons and the Dane Falb Persons entered into an agreement (the "Settlement Agreement") that provides for mutual releases by the parties and certain related entities (the "Released Parties") of all existing and future claims arising out of each Released Party's activities up to the date of the Settlement Agreement with respect to the Company. The Settlement Agreement provides that each party will refrain from public criticism of the other parties concerning the matters resolved by the Agreement. The Settlement Agreement also provides that, for a period of six years after the date of such agreement, we will, subject to certain limitations, cause to be maintained in effect our current directors' and officers' liability insurance policies for the benefit of those persons who are currently covered by such policies, on terms no less favorable than the terms of such current insurance coverage.

         In connection with the Stockholder Agreement and the Settlement Agreement, the Board of Directors approved an amendment to the Bylaws that became effective immediately following the 1998 Annual Meeting and that expires upon the earlier to occur of (i) such time as (x) Lee Global, together with its affiliates and associates, are no longer the beneficial owners in the aggregate of at least 10% of the shares of Common Stock then outstanding, and (y) the Dane Falb Persons are no longer the beneficial owners in the aggregate of at least 10% of the shares of Common Stock then outstanding, and (ii) the day immediately subsequent to the 2000 Annual Meeting of stockholders of the Corporation (the "Bylaw Amendment"). The Bylaw Amendment

         o establishes the Company Nominating Committee, the Gralee Nominating Committee and the Falb Nominating Committee of the Board of Directors,

         o sets the number of persons constituting the Board of Directors at seven, and

         o provides that three persons shall be nominated as directors on behalf of the Company by the Company Nominating Committee, two persons shall be nominated as directors on behalf of the Company by the Gralee Nominating Committee and two persons shall be nominated as directors on behalf of the Company by the Falb Nominating Committee.

The provisions of the Bylaws implemented by the Bylaw Amendment may be amended or repealed only by the affirmative vote of five of the members of the entire Board of Directors or the holders of 75% of the outstanding Common Stock. See "Election of Directors" below for further information regarding the Company Nominating Committee, the Gralee Nominating Committee and the Falb Nominating Committee.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of January 31, 1999 the beneficial ownership of Common Stock and Series A Preferred Stock of the Company (the only equity securities of the Company presently outstanding) by (i) each director and nominee for director of the Company, (ii) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock and (iii) directors and executive officers of the Company as a group. John Mark McLaughlin, Chairman of the Board of Directors and a Director of the Company who resigned from his position as President in July 1998, G. Thomas Graves III, President and Chief Executive Officer of the Company since July 1998 and a Director of the Company, and Edward C. Marhanka, Vice President and Treasurer of the Company, are the only "named executive officers" listed in the Summary Compensation Table appearing in this proxy statement.

                                                          Common Stock                          Series A Preferred Stock
                                                       Beneficially Owned                          Beneficially Owned
                                    ----------------------------------------------------------------------------------------
                                              Number                     Percent of                Number        Percent of
                                             of Shares                     Class                  of Shares        Class
                                    --------------------------        ------------------------   -----------     -----------
Name
Directors
J. W. Bullion ...................        34,924            (1)                *           (1)          --            --
Thomas P. Kellogg, Jr ...........        46,000         (1)(2)                *        (1)(2)       4,000          2.50%
Edward C. Marhanka ..............        19,333            (4)                *           (4)          --            --
John Mark McLaughlin ............       373,036         (1)(3)         [ 7.23]%        (1)(3)      10,000          6.25%
Edward Nathan Dane ..............       785,000            (5)         [15.21]%           (5)          --            --
Peter L. Falb ...................       897,000         (2)(5)         [17.38]%        (2)(5)       4,000          2.50%
G. Thomas Graves III ............     1,430,550            (6)         [27.72]%           (6)         --            --
William I. Lee ..................     1,430,550            (6)         [27.72]%           (6)      40,000         25.00%

Beneficial owner of 5% or more
(excluding persons named above)
Peter L. Falb, Edward Nathan            897,000            (5)         [17.38]%           (5)          --            --
Dane, Firethorn I Limited
Partnership and Dane, Falb, Stone
& Co., Inc. c/o Peter L. Falb 33
Broad Street, Boston,
Massachusetts                                                                                                     02109

Lee Global Energy Fund, L.P.          1,430,550            (6)         [27.72]%           (6)          --            --
4809 Cole Ave., Suite 107
Dallas, Texas 75205

Wilco Properties, Inc.                1,430,550            (6)         [27.72]%           (6)          --            --
4809 Cole Ave. , Suite 107
Dallas, Texas 75205

All directors and officers as a       2,800,843            (7)         [54.27]%           (7)      58,000         36.25%
group of 7

----------
*Less than one percent

(1) Includes 20,000 shares of Common Stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(2) Includes 25,000 shares of Common Stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A Preferred Stock (the percentage is calculated on the basis that such shares are deemed outstanding).

(3) Includes 62,500 shares of Common Stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A Preferred Stock (the percentage is calculated on the basis that such shares are deemed outstanding).

(4) Includes 18,333 shares of Common Stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(5) Messrs. Dane and Falb share voting and dispositive power with respect to 897,000 shares of Common Stock with Firethorn I Limited Partnership, a Massachusetts limited partnership, and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation. Mr. Falb has sole voting and dispositive power with respect to 112,000 shares. The information regarding Messrs. Dane's and Falb's beneficial ownership of the

         Company's Common Stock is disclosed on a Schedule 13D filed with the SEC on April 7, 1995 by the Dane Falb Persons, as amended through Amendment No. 7 thereto filed on July 30, 1998, and the Form 4s filed by Mr. Falb on November 12, 1998, December 11, 1998 and January 11, 1999, including 25,000 shares of Common Stock assuming the conversion of Mr. Falb's 4,000 shares of Series A Preferred Stock.

         If the relationships relating to the Stockholder Voting Agreement, dated as of June 25, 1998, by and among the Current Board (as defined in the Stockholder Voting Agreement), the Dane Falb Persons and the Gralee Persons constitute a group for purposes of Rule 13d-5 of the Securities Exchange Act of 1934, then the group may be deemed to be the beneficial owner of the other parties' shares of Common Stock. The group disclaims any such beneficial ownership.

(6) Pursuant to that certain Joint Filing Agreement, entered into by and among the Fund, Messrs. Graves and Lee and Wilco, dated as of September 18, 1998 (previously filed with the SEC by the Fund as Exhibit 7.9 to the Schedule 13D/A No. 6 on September 23, 1998 and incorporated herein by reference), each of the Fund, Messrs. Graves and Lee and Wilco may be deemed to beneficially own 1,430,550 shares of Common Stock (which is approximately [27.72]% of the shares of Common Stock outstanding on April __, 1999, including the assumed conversion of Series A Preferred Stock issued to Mr. Lee into 250,000 shares of Common Stock). Messrs. Graves and Lee may be deemed to have shared voting power and shared dispositive power over 894,450 shares of Common Stock owned by the Fund and over 131,900 shares of Common Stock owned by Wilco.

         If the relationships relating to the Stockholder Voting Agreement, dated as of June 25, 1998, by and among the Current Board, the Dane Falb Persons and the Gralee Persons constitute a group for purposes of Rule 13d-5 of the Securities Exchange Act of 1934, then the group may be deemed to be the beneficial owner of the other parties' shares of Common Stock. The group disclaims any such beneficial ownership.

(7) Includes (i) 60,000 shares of Common Stock which are subject to stock options currently exercisable by the seven directors, 18,333 shares of Common Stock which are subject to stock options currently exercisable by Mr. Edward C. Marhanka, Vice President and Treasurer of the Company and 1,000 shares of Common Stock which are otherwise owned directly by Mr. Marhanka, and (ii) the assumed conversion of shares of Series A Preferred Stock issued to Messrs. Kellogg, McLaughlin, Falb and Lee into 25,000, 62,500, 25,000 and 250,000 shares of Common Stock, respectively.

         Except as otherwise indicated, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment powers with respect to such shares.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL.

         The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws currently provide that the Board of Directors will consist of not less than six nor more than fifteen directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number at seven. At the annual meeting seven directors will be elected.

         Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

NOMINEES FOR DIRECTORS.

         The seven nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. Each of the seven nominees is presently a director of the Company, was elected as a director at the 1998 Annual Meeting, and has served continuously as a director since the date of his first election to the Board of Directors. Mr. Bullion was first elected as a director of the Company in 1986. Mr. Kellogg was first elected as a director of the Company in 1992. Mr. McLaughlin was first elected as a director of the Company in 1976. Messrs. Dane, Falb, Graves, and Lee were first elected as directors of the Company in 1998.

                                           PRINCIPAL OCCUPATION
NOMINEE                            AGE     DURING PAST FIVE YEARS
-------------------------------  --------  ---------------------------------------------------------------------------
J. W. Bullion                      [85]    Secretary of the Company. Of Counsel, Thompson & Knight, P.C.,
                                           a law firm based in Dallas, Texas, since 1983; prior to 1983, a partner in the firm.
Edward Nathan Dane                  63     Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment adviser since 1977.
Peter L. Falb                       62     Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment adviser since 1977; Professor of Applied Mathematics,
                                           Brown University.
G. Thomas Graves III                50     President and Chief Executive Officer of the Company.
                                           President and Director of Wilco Properties, Inc., a privately held oil and gas exploration company.  He also serves as Managing Partner of
                                           Gralee Partners, LP, and an asset management company; director of
                                           Input/Output, Inc., a NYSE listed company engaged in the design and manufacture of seismic technology and equipment; served as an officer of Triton Energy Corporation (now Triton Energy Limited), an
                                           international gas exploration and production company) from 1986 to
                                           1993 and also served as Chairman and Chief Executive of Triton
                                           Europe Plc, a majority-owned subsidiary of Triton Energy Corporation and a London Stock Exchange listed company engaged in the oil and gas exploration industry, from October 1991 to September 1993.
Thomas P. Kellogg, Jr.             [63]    Director of Triton Energy Limited, an international exploration and production company; Director of Reef Chemical Company, an oil field chemical company; consultant and private investor since 1992; 1990 and 1991, consultant for Ensign Oil & Gas, Inc.; 1960 to 1990, Vice
                                           President of J.P. Morgan & Co., a commercial and investment bank.
William I. Lee                      72     Independent energy explorer and producer since 1952.  In December
                                           1993, he retired as President and Chief Executive Officer of Triton
                                           Energy Corporation.  In May 1995, he retired as Chairman and
                                           Director.  He is presently Chairman and Chief Executive of Wilco
                                           Properties, Inc.
John Mark McLaughlin                68     Chairman of the Board of Directors of the Company.
                                           An attorney in private practice in San Angelo, Texas.

---------------

         There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.


                               EXECUTIVE OFFICERS

         The executive officers of the Company consist of:

o        Mr. John Mark McLaughlin, Chairman of the Board of Directors since
         April 1997;

o        Mr. G. Thomas Graves III, President and Chief Executive Officer since
         July 1998;

o        Mr. Edward C. Marhanka, Vice President and Treasurer since May 1997;

o        Mr. J. W. Bullion, Secretary since 1987; and

o Mr. Douglas Weir, Principal Financial and Accounting Officer since February 1999.

         Prior to his election as Vice President and Treasurer in May 1997, Mr. Marhanka, 42, had been a petroleum consultant to the Company since June 1989. Prior to establishing his consulting practice in November 1987, he was employed as Senior Petroleum Engineer for Penn Resources, Inc., Dallas, Texas, where he managed their oil and gas properties.

         Prior to his election as Principal Financial and Accounting Officer in February 1999, Mr. Weir, 41, had been Chief Financial Officer of Wilco Properties, Inc., a privately held oil and gas exploration company, from 1996 to January 1999, and was Comptroller of Wilco Properties, Inc. from 1991 to 1995.

         For the business background of Messrs. McLaughlin, Graves and Bullion, who are all directors of the Company, see "Proposal One: Nominees for Directors."

                    MEETINGS OF THE DIRECTORS AND COMMITTEES

         As permitted by our Bylaws, the Board of Directors has designated from its members an executive committee, an audit committee, a compensation committee, a nominating committee, and an investment committee.

o The executive committee may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company, except where action of the full Board of Directors is required by statute or by the Company's certificate of incorporation. The members of the executive committee are Messrs. McLaughlin, Graves and Falb.

o The audit committee reviews the scope, plan and results of the annual audit with the independent auditors; reviews each professional service provided by the independent auditors; considers the independence of the auditors; and reviews all non-audit fees paid to the independent auditors. The members of the audit committee are Messrs. Kellogg, Bullion and Dane.

o The compensation committee reviews and approves the compensation and benefit plans for all employees of the Company. The members of the compensation committee are Messrs. Kellogg, Lee and Falb. The compensation committee also administers the Company's 1990 Stock Option Plan, will administer the Amended and Restated Stock Option Plan that is being voted on at this annual meeting if such Plan is approved, and reviews and approves grants of stock options to the Company's officers and directors exempt from the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

o The investment committee reviews all current management investment practices and evaluates and monitors all existing and proposed Company investments. The members of the investment committee are Messrs. Graves, Lee and Falb.

o The Company Nominating Committee has the exclusive power on behalf of the Board of Directors to nominate persons for election as directors of the Company as Company Designees and to fill positions on the Board of Directors vacated by Company Designees. The members of the Company Nominating Committee are Messrs. McLaughlin, Graves and Falb and any successors thereto selected by the Company Nominating Committee, so long as each is a director of the Company.

         The Bylaw Amendment, which became effective immediately following the 1998 Annual Meeting, established the Company Nominating Committee, the Gralee Nominating Committee and the Falb Nominating Committee of the Board of Directors. The Gralee Nominating Committee consists of G. Thomas Graves III, William I. Lee, and any successors thereto selected by the Gralee Nominating Committee, so long as each is a director of the Company. The Falb Nominating Committee consists of Peter L. Falb, Edward Nathan Dane, and any successors thereto selected by the Falb Nominating Committee, so long as each is a director of the Company.

         The Gralee Nominating Committee has the exclusive power on behalf of the Board of Directors to nominate persons for election as directors of the Company as Gralee Designees and to fill positions on the Board of Directors vacated by the Gralee Designees. The Falb Nominating Committee has the exclusive power on behalf of the Board of Directors of the Company to nominate persons for election as directors of the Company as Dane Falb Designees and to fill positions on the Board of Directors vacated by the Dane Falb Designees. See "Background; Agreement with the Gralee Persons and the Dane Falb Persons."

         In 1998, the executive committee did not meet, the audit committee met one time, the compensation committee met two times, and the investment committee met one time.

         There were four regularly scheduled meetings of the Board of Directors of the Company in 1998. All directors attended at least 75% of such meetings and at least 75% of the meetings of the committees on which he served.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

SUMMARY COMPENSATION TABLE.

         The following table sets forth information regarding the compensation awarded to, covered by or paid to (i) G. Thomas Graves III, the President and Chief Executive Officer of the Company, (ii) John Mark McLaughlin, the Chairman of the Board of Directors of the Company and (iii) Edward C. Marhanka, the Vice President and Treasurer of the Company. The table sets forth the information for the last three years in which such person served as an officer of the Company. None of the other executive officers of the Company serving as such at the end of or during fiscal 1998 earned total annual salary and bonus that exceeded $100,000. The total cash compensation paid to the officers named below during 1998 was $165,833.

                                                                        Long Term Compensation
                                                             --------------------------------------------
                                Annual Compensation                       Awards                Payouts
                       ------------------------------------- -------------------------------- -----------

Name and                                                                               Securities
Principal                                        Other Annual     Restricted Stock     Underlying        LTIP         All Other
Position         Year   Salary ($)   Bonus ($)  Compensation ($)    Award(s) ($)     Options/SARs(#)   Payouts($)  Compensation ($)
-----------      ----   ----------   ---------  ----------------  ----------------   ---------------  -----------  ---------------
G. Thomas        1998      65,833       --            --
Graves III,
   Chief
   Executive
   Officer and
   President(1)
John Mark        1998       --          --            --
McLaughlin,      1997       --          --            --
   Chairman of
   the Board(2)
Edward C.        1998     100,000       --            --
Marhanka,        1997      66,667       --            --
   Vice and
   Treasurer(3)

------------------


(1) Mr. Graves became President and Chief Executive Officer of the Company in July 1998.

(2) Mr. McLaughlin was elected Chairman of the Board of Directors and President of the Company in April 1997, serving with no salary but with an option to purchase 30,000 shares of Common Stock at an exercise price of $2.50. During 1997 Mr. McLaughlin was paid $8,500 in compensation for services provided as a director of the Company. Mr. McLaughlin resigned as President of the Company effective in July 1998.

(3)      Mr. Marhanka became Vice President and Treasurer of the Company in May
         1997.

OPTION GRANTS AND EXERCISES.

         The following table provides information on grants of stock options in 1998 to Messrs. Graves, McLaughlin and Marhanka.


                             OPTION GRANTS IN 1998
                               Individual Grants

-------------------------------------------------------------------------------------------------------------------
                            Number of Securities      % of Total
                             Underlying Options      Options Granted                                      Grant Date
                                 Granted (#)           to Employees     Exercise Price    Expiration        Present
       Name                                             in 1998              ($/Sh)         Date           Value (1)
--------------------------  ---------------------    ---------------    -------------     -----------     -----------
G. Thomas Graves III

John Mark McLaughlin

Edward C. Marhanka

(1) We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the vesting period and the option term.

         The following table summarizes the number and value of options exercised during 1998, if any, as well as the number and value of unexercised options, as of December 31, 1998, held by Messrs. Graves, McLaughlin and Marhanka.

     AGGREGATED OPTION EXERCISES IN 1998 AND DECEMBER 31, 1998 OPTION VALUE


                                                                                               Value of Unexercised
                                Shares          Value            Number of Unexercised        In-the-Money Options at
                             Acquired on      Realized ($)        Options-at-FY-End (#)             FY-End ($)(1)
Name                         Exercise (#)                       Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------       -------------     ------------      -------------------------     -------------------------
G. Thomas Graves III

John Mark McLaughlin

Edward C. Marhanka


(1) The closing sales price per share of the Company's Common Stock on December 31, 1998 was $3.125 as reported by the Nasdaq National Market.

PENSION BENEFITS.

         The following table shows the annual pension benefits which would be payable under the Company's noncontributory defined benefit pension plan for retirement at age 65 for various levels of final average annual pay and years of service.


                                                           ANNUAL BENEFITS FOR YEARS OF SERVICE (1)
                                           --------------------------------------------------------------------------------

                                                 5                10              15                20               25

FINAL AVERAGE PAY (2)                      ----------        ----------      -----------        -----------     -----------
---------------------
$100,000............................         $ 23,550         $ 47,100         $ 70,650          $ 80,070         $ 80,070

 150,000............................           32,250           70,650          105,975           120,105          120,105

 200,000............................           47,100           94,200          141,300           160,140          160,140


(1) Benefits are based on the average of the last five consecutive years of service of the participant. After two years of service, a participant has a 20% vested interest in accrued benefits, and an additional 20% vests each subsequent year. Accrued benefits are the product of a participant's benefit at age 65 multiplied by the number of years of completed service divided by the total number of years of service at age 65. Benefits are computed on the basis of straight life annuity amounts and are not subject to deduction for Social Security or other offset amounts.

(2) The pension benefits accruing to the participant are based on total compensation, even if it exceeds the limitation imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 401 of the Code, the highest annual salary on which benefits can be calculated is $160,000 for 1997 and $160,000 for 1998.

         In 1996, the Company established a supplemental executive retirement plan which provides for incremental pension payments by the Company so that retirement benefit payments are equal to amounts that would have been payable from the Company's principal retirement plan if it were not for limitations on these payments imposed by income tax regulations.

CHANGE OF CONTROL ARRANGEMENTS.

         The Company's 1990 Stock Option Plan (prior to any amendments being proposed at this annual meeting) contains certain "change in control" provisions which are applicable to options issued under this plan, including the options held by John Mark McLaughlin. For example, in the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation or (iv) a transaction in which another corporation becomes the owner of 50% or more of the outstanding Common Stock, then every outstanding option granted under the plan shall terminate. However, the holders of each such outstanding option shall have the right immediately prior to such dissolution, liquidation, sale of assets, merger, consolidation or transaction to exercise any unexercised options that have not at that time expired or have been terminated without regard to any vesting periods under the holder's option agreement. Further, the Stock Option Committee may, in its sole and absolute discretion, accelerate the time of exercisability of any option that has been granted.

         The Amended and Restated Stock Option Plan, to be voted on at the annual meetings also contains "change in control" provisions which would be applicable to any options granted under the Amended and Restated Stock Option Plan. See "Proposal Two - Approval of Amended and Restated 1990 Stock Option Plan Adjustments" for a discussion of the change in control provisions. As discussed below, Messrs. Graves and McLaughlin will be granted options under the Amended and Restated Stock Option Plan if such plan is approved by the Company's stockholders.

         The Company's Bylaws, as amended, provide for mandatory indemnification of and advancement of expenses to directors and officers, including former directors and officers, of the Company in circumstances involving a "change in control." The Company has also entered into separate agreements with its directors embodying and expanding upon these indemnification provisions.

COMPENSATION OF DIRECTORS.

         The Company pays the directors of the Company $1,500 for each regularly scheduled Board of Directors meeting they attend and reimburses directors for reasonable travel expenses. The newly constituted Board of Directors or a committee thereof will determine the compensation for the directors elected at the annual meeting immediately following the annual meeting.

         On May 24, 1991, the Board of Directors authorized the Company to enter into a stock option agreement with each non-employee director of the Company, subject to stockholder approval within one year of the date of grant of the option. The Company's stockholders approved the agreements at the annual meeting of stockholders held on May 22, 1992. The Company entered into identical agreements with Messrs. Bullion and McLaughlin. At the time, Mr. Kellogg was not a director. Each agreement granted an option to purchase 10,000 shares of Common Stock at a price of $3.625 per share, exercisable during the period commencing May 22, 1992 and ending May 24, 2001, subject to certain conditions. On February 17, 1994, the Company granted Mr. Kellogg an option to purchase 10,000 shares of Common Stock at a price of $3.625 per share, exercisable until February 17, 2004, subject to certain conditions.

         On September 8, 1994, the Board of Directors adopted the 1994 Nonemployee Director Stock Option Plan (the "1994 Plan"). Pursuant to the 1994 Plan each nonemployee director was and each newly elected nonemployee director is granted an option to purchase 10,000 shares of Common Stock. As a result, the Company's nonemployee directors at the time - including Messrs. Bullion, Kellogg, and McLaughlin - each received options to purchase 10,000 shares of Common Stock at $3.50 per share. The options under the 1994 Plan are granted at fair market value on the grant date and become exercisable, subject to certain conditions, in three equal annual installments on the first three anniversaries of the grant date and terminate ten years from the grant date unless terminated sooner as a result of the death or termination of directorship of the holder thereof.

         The 1994 Plan provides for accelerated vesting of options granted in certain instances constituting a "change in control." Upon the occurrence of a "change in control" of the Company, the maturity of the option shall be accelerated automatically so that the option shall become exercisable in full with respect to all shares as to which the option shall not have previously been exercised or become exercisable. However, no such acceleration shall occur with respect to the option if a director ceases to be a member of the Board of Directors prior to the occurrence of such "change in control." A "change in control" includes: (i) mergers, consolidations, reorganizations, sales of assets or a dissolution of the Company; (ii) a change in the majority of the Board of Directors; or (iii) the acquisition by a stockholder of 20% or more of the Common Stock of the Company.

         The Board of Directors has approved the Company's Amended and Restated Stock Option Plan that is now being proposed to the stockholders at this annual meeting. This Amended and Restated Stock Option plan combines the 1994 Plan and the Company's 1990 Stock Option Plan into one new plan. Thus, the Amended and Restated Stock Option Plan provides for the granting of options to both employee and nonemployee directors. See "Proposal II--Approval of Toreador Royalty Corporation Amended and Restated 1990 Stock Option Plan" for more information regarding this plan.

         In addition, in September 1998 the Board of Directors authorized the Company to enter into a stock option agreement with Mr. Graves under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The Company has entered into an agreement with Mr. Graves granting him options to purchase 250,000 shares of Common Stock at a price of $5.00 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options cannot be exercised after September 24, 2008.

         In September 1998, the Board of Directors also authorized the Company to enter into a stock option agreement with Mr. McLaughlin under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The option allows Mr. McLaughlin to purchase 45,000 shares of Common Stock at a price of $2.75 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options can not be exercised after September 24, 2008.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has oversight over the Company's executive compensation program and approves the base salaries and bonuses of the senior executive officers. The Compensation Committee is composed of Messrs. Kellogg, Lee and Falb.

EXECUTIVE COMPENSATION: PHILOSOPHY AND PROGRAM COMPONENTS.

         The Company's philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to the Company's success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of executive compensation are: base salary, cash bonuses and stock options. Stock options are made available to key employees. Executives also participate in certain benefit plans available to all salaried employees. The Company believes that a portion of the executive officers' compensation should be placed at risk and, in keeping with that objective, a portion of the compensation package is comprised of a performance-based cash bonus. Incentive stock options awarded from time to time under the stock option plan are another risk-related compensation element. The Company believes that employee ownership of the Company's stock is one of the most efficient ways to align employee and stockholder interests in the mutual goal of creating stockholder value.

BASE SALARY AND BONUS.

         In 1998, base salaries and bonuses for executive officers were based upon the individual's responsibilities, experience and expected performance, taking into account, among other items, the individual's initiative, contributions to the Company's overall performance, and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that often.

STOCK OPTION PLAN AWARDS.

         In September 1998, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated Stock Option Plan. The purpose of the Amended and Restated Stock Option Plan is to provide an incentive for officers, key employees and key consultants of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its affiliates. It is further intended that the options granted pursuant to this Amended and Restated Stock Option Plan will be either incentive stock options or nonqualified stock options (the "Stock Options").

         A three-member committee appointed by the Board of Directors (the "Committee") shall, from time to time, select the particular officers, key employees, and key consultants of the Company and its affiliates to whom the Stock Options are to be granted and/or distributed in recognition of each such participant's contribution to the Company's or the affiliate's success. As previously approved by the stockholders at the 1995 annual meeting, those nonemployee Directors who do not elect to decline to participant pursuant to the following sentence will be eligible to receive Stock Options. A director otherwise eligible to participate in the Amended and Restated Stock Option Plan may make an irrevocable, one-time election, by written notice to the Committee within ten days after his or her initial election to the Board of Directors, to decline to participate in the Amended and Restated Stock Option Plan.

         The Company had approximately seven employees as of April____, 1999, five of whom are eligible to participate in the Amended and Restated Stock Option Plan.

         In September 1998 the Board of Directors authorized the Company to enter into a stock option agreement with Mr. Graves under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The Company has entered into an agreement with Mr. Graves granting him options to purchase 250,000 shares of Common Stock at a price of $5.00 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options cannot be exercised after September 24, 2008.

         In September 1998, the Board of Directors also authorized the Company to enter into a stock option agreement with Mr. McLaughlin under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The option allows Mr. McLaughlin to purchase 45,000 shares of Common Stock at a price of $2.75 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options can not be exercised after September 24, 2008.

         At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employees' 401(k) savings plan and the life and health insurance benefit plans available to all salaried employees. Other than with respect to Common Stock held as an investment option under the 401(k) savings plan, benefits under these plans are not directly or indirectly tied to Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION.

         For fiscal year 1998, no bonus was paid to Mr. G. Thomas Graves III. As with all executive officers, Mr. Graves's bonus compensation is linked to individual performance and the Company's profitability.


                                         By the Compensation Committee:

                                         Thomas P. Kellogg, Jr.
                                         William I. Lee
                                         Peter L. Falb

                            STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative return on the Common Stock over the period commencing December 31, 1993 and ending December 31, 1998, with the Nasdaq Market Value Index and the Media General Independent Oil and Gas Industry Group Index. Each index assumes $100 invested at the close of trading on December 31, 1993 and reinvestment of dividends.

                        COMPARE CUMULATIVE TOTAL RETURN
                      AMONG TOREADOR ROYALTY CORPORATION,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX

                           [LINE GRAPH APPEARS HERE.]


         Measurement Period                         Toreador Royalty             MG Group Index           Nasdaq Market Index
       (Fiscal Year Covered)                          Corporation

              12/31/93                                  $100.00                      $100.00                    $100.00

              12/30/94                                   100.00                       107.66                     104.99

              12/29/95                                    70.00                       117.79                     136.18

              12/31/96                                    66.67                       151.80                     169.23

              12/31/97                                   118.33                       141.32                     207.00

              12/31/98                                    83.33                        91.54                     291.96

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP TO CORPORATE COUNSEL.

         Mr. Bullion, a director and executive officer of the Company, is of counsel to Thompson & Knight, a Professional Corporation, a Dallas, Texas law firm that was retained by the Company as its corporate counsel until the 1998 Annual Meeting.

WILCO PROPERTIES AGREEMENTS.

         Mr. Lee, a Director of the Company, is principal shareholder of Wilco, and Mr. Graves, President, Chief Executive Officer and a Director of the Company, is President and Director of Wilco. The Company has entered into several agreements with Wilco.

         On October 1, 1998, the Company and Wilco entered into a Technical Services Agreement. Services stipulated under the technical services agreement include, but are not limited to:

o        geological and geophysical consulting;
o        accounting and tax services; and
o        land and lease records services.

In partial consideration for the performance of the services by Wilco, the Company will pay a monthly retainer in the aggregate amount of $7,250.

In addition, the Company must reimburse Wilco for all other direct costs and expenses incurred by Wilco on behalf of the Company. Wilco is to be compensated at the rate of $350 per day, billed in increments of 1/4 of a day for any additional services provided by its employees. The initial term of the Agreement is from October 1, 1998 until September 30, 1999, and the term shall continue for successive periods of twelve (12) months unless terminated by either party in accordance with the Services Agreement. The Agreement was terminated as of March 1, 1999. On that date, the Company and Wilco entered into a new Technical Services Agreement, under the same terms as the original Technical Services Agreement, except that the Company provides all of the Services for Wilco in exchange for the same compensation as the Company previously paid to Wilco.

         On October 1, 1998, the Company and Wilco entered into a Sublease Agreement. This agreement provides for the sublease by Wilco to the Company of a portion of the real property located in Dallas, Texas that

Wilco leases from Providentmutual Life and Annuity Company of America. The property subleased to the Company under the sublease consists of 2,437 square feet. The Company is to pay to Wilco $4,061.67 per month during the term of the Sublease. The term of the sublease is from October 1, 1998 to September 30, 1999. The term shall continue for successive periods of twelve months, subject to Wilco's or the Company's right upon not less than 90 days notice to terminate the sublease on September 30, 1999 or at the end of any subsequent twelve month period. Wilco may increase the rent under the Sublease upon 90 days day written notice to the Company.

SECURITIES PURCHASE RELATED TO THE HOWELL TRANSACTION.

         In December 1998, the Company entered into a Securities Purchase Agreement (the "SPA") with Messrs. Kellogg, Falb, McLaughlin, and Lee, each a director of the Company, and certain other unaffiliated parties. Pursuant to the SPA, the Company sold an aggregate of $4,000,000 of the Company's Series A Preferred Stock.

         The Company sold the Series A Preferred Stock to raise money for the purchase of certain oil, gas and other mineral and royalty interests located in Alabama, Louisiana and Mississippi (the "Assets") from Howell Petroleum Corporation ("Howell"). The purchase of the Assets was consummated on December 16, 1998. The purchase price for the Assets was $13,000,000 cash. The Assets are comprised of approximately 1,775,000 gross mineral acres and 876,000 net mineral acres. The purchase price was funded with the Company's cash ($4,400,000) and loans from Compass Bank, Dallas ($8,600,000).

         Pursuant to the SPA, the Company sold 160,000 shares of its Series A Preferred Stock for $25.00 per share (aggregate proceeds of $4,000,000). The Related Directors purchased the following number of shares:

o Mr. Kellogg purchased 4,000 shares of Series A Preferred Stock for a total purchase price of $100,000;

o Mr. Falb purchased 4,000 shares of Series A Preferred Stock for a total purchase price of $100,000;

o Mr. McLaughlin purchased 10,000 shares of Series A Preferred Stock for a total purchase price of $250,000; and

o Mr. Lee purchased 40,000 shares of Series A Preferred Stock for a total purchase price of $1,000,000.

         The shares were issued to certain accredited investors (including the Related Directors) in a private placement conducted pursuant to Section 4(2) under the Securities Act of 1933 (the "1933 Act") and Regulation D promulgated under the 1933 Act. In addition to approval of the issuance of the Series A Preferred Stock by the full Board of Directors of the Company, a special committee of disinterested members of the Board of Directors unanimously approved the terms of this sale. The special committee relied in part upon the opinion of an investment banker as to the fairness of the terms to the Company from a financial point of view.

DESCRIPTION OF CERTIFICATE OF DESIGNATION.

         The following is a summary of the Certificate of Designation (the "COD") governing the Series A Preferred Stock.

         Designation and Amount. Under the COD, 160,000 shares of Series A Preferred Stock are designated as "Series A Convertible Preferred Stock" with a stated value of $25.00 per share (the "Stated Value").

         Dividends. Each share of Series A Preferred Stock is entitled to annual dividends of 9% of the Stated Value, which, at the Company's option, may be paid quarterly in cash, additional shares of Series A Preferred Stock or a combination of both.

         Priority. In the event of liquidation, dissolution or similar event, holders of Series A Preferred Stock will have preference over the Common Stock and all other capital stock to the extent of the Stated Value of each share of Series A Preferred Stock plus any accrued and unpaid dividends.

         Conversion. Each holder of Series A Preferred Stock may convert his shares into shares of Common Stock at any time. Each share of Series A Preferred Stock is convertible into shares of Common Stock at a rate equal to the Stated Value divided by $4.00 (subject to certain adjustments described below).

         Adjustments to Conversion Price. The rate of conversion of Series A Preferred Stock will be adjusted to account for stock splits, stock dividends, mergers or assets distributions.

         Optional Redemption by Company. At any time after December 1, 2001, the Company may elect to redeem for cash any or all shares of Series A Preferred Stock upon 15 days notice to the extent permitted by law and its then available capital. The optional redemption price per share is the sum of (1) the Stated Value of the Series A Preferred Stock plus (2) any accrued and unpaid dividends times a declining multiplier (the "Multiplier"). The Multiplier is 103% until December 1, 2002, 102% until December 1, 2003, 101% until December 1, 2004, and 100% thereafter.

         Mandatory Redemption by the Company. The Company must redeem for cash any Series A Preferred Stock outstanding on December 1, 2008, at a price equal to the Stated Value plus any accrued and unpaid dividends on each share of Series A Preferred Stock.

         Voting Rights. The holders of Series A Preferred Stock generally have no voting rights with respect to the management of the Company. The Company may not take an action that adversely effects the Series A Preferred Stock without prior approval of the holders of a majority of the outstanding shares to Series A Preferred Stock. If the Company (1) fails to pay four quarterly dividend payments or (2) fails to make a mandatory redemption, the holders of Series A Preferred Stock are entitled to separately, as a class, elect one person to the Company's Board of Directors, who shall serve until the event of default is cured.

REGISTRATION RIGHTS AGREEMENT.

         In conjunction with the SPA, the parties entered into a Registration Rights Agreement (the "RRA") effective December 16, 1998, among the Company, the Related Directors and certain other persons party thereto.
The RRA is described below.

         Demand Registration. Under the RRA, within 90 days of a demand by holders of at least 26% of the outstanding Series A Preferred Stock, the Company must register the Common Stock into which the Series A Preferred Stock is convertible on Form S-3 on a "shelf" registration, if available. The holders of Series A Preferred Stock can demand registration only once. The Company must maintain the effectiveness of the registration until all shares of Common Stock are sold or sellable without registration. Under the RRA, the Company agrees to bear the expenses of registration.

         Piggyback Registration. Under the RRA, if the Company proposes a public offering for cash (other than for an employee stock plan, a business combination or certain other exceptions), it must also register the Common Stock into which the Series A Preferred Stock is convertible upon request of the holders of Series A Preferred Stock and certain other conditions. The Company can also register less than all of the Common Stock underlying the Series A Preferred Stock if the managing underwriter insists on limiting the number of shares sold due to market conditions.

         Obligations of the Company. Under the RRA, the Company is obligated to
(1) prepare and file amendments and supplements to its registration statement where necessary, (2) furnish each holder of Series A Preferred Stock with copies of the prospectus, (3) register or qualify under "blue sky" laws and (4) perform various other acts to ensure compliance with state and federal securities laws and provide the holders of Series A Preferred Stock opportunity to sell their shares.

         Obligations of each Holder. Under the RRA, each holder of Series A Preferred Stock registering the Company's stock pursuant to the RRA must furnish the Company information about itself, discontinue disposition if a stop order is in effect, enter into a reasonable underwriting agreement, deliver a prospectus to each purchaser, and notify the Company when the holder has sold all their Registerable Securities (as defined in the COD).

         Indemnification. Under the RRA, the Company promises to indemnify holders of Series A Preferred Stock for losses related to untrue or omitted facts in the registration statement, provided the false information was not supplied by the holder asserting a claim for indemnification and the Company consented to the settlement. Conversely, a holder of Series A Preferred Stock who supplies false or misleading information to the Company that leads to liability under federal securities laws will indemnify the Company for such losses. The RRA also provides for shared responsibility under certain circumstances for losses not remedied by indemnification on the basis of relative fault. In no case, however, can a person selling under the registration statement filed pursuant to the RRA be found liable for an amount exceeding that person's net sales price received.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and persons who own more than ten percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders were complied with except as set forth below. Before the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 was filed with the SEC on August 14, 1997, Lee Global beneficially owned 9.89% of the Company's outstanding stock, as reported on the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997. Following the Company's repurchase of shares of Common Stock between March 31, 1997 and June 30, 1997, Lee Global owned more than 10 percent of the shares of outstanding Common Stock. Lee Global's Form 3 was due August 24, 1997, ten days after the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 was filed on August 14, 1997. Upon reviewing its Schedule 13D filings in October 1998, it came to Lee Global's attention that it neglected to file a Form 3 in August 1997, and the Form 4s subsequent to that date. Thus, Lee Global filed a Form 3 late one time and filed a Form 4 late eight times. These late forms reported twenty transactions in the aggregate on an untimely basis.

                                  PROPOSAL TWO

            APPROVAL OF AMENDED AND RESTATED 1990 STOCK OPTION PLAN

GENERAL.


         The Board of Directors adopted, subject to stockholder approval, the Amended and Restated Stock Option Plan effective as of September 24, 1998. Under the Amended and Restated Stock Option Plan, any key employees (including an employee who is also a director or an officer), key consultants or nonemployee directors of the Company or its affiliates (as defined in the Amended and Restated Stock Option Plan) may receive incentive compensation based on criteria established by the Board of Directors Compensation Committee.

         The Amended and Restated Stock Option Plan is being submitted for stockholder approval at the annual meeting for three reasons. First, under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval is necessary in order for performance payments under the Amended and Restated Stock Option Plan to certain executive officers to be deductible by the Company for federal income tax purposes. Section 162(m) imposes a $1,000,000 limit on the deductibility of compensation paid to certain executive officers. Stockholder approval of the Amended and Restated Stock Option Plan will enable awards made under the Amended and Restated Stock Option Plan to be excluded in calculating the $1,000,000 limit. Second, stockholder approval of the Amended and Restated Stock Option Plan is required to award incentive stock options under the requirements of Section 422 of the Code. Third, while not otherwise required, the Board of Directors believes it is appropriate to obtain stockholder approval.

         The provisions of the Amended and Restated Stock Option Plan are summarized below. In addition, the material differences between the 1990 Stock Option Plan (prior to its amendment and restatement) and the

Amended and Restated Stock Option Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the Amended and Restated Stock Option Plan, which is attached hereto as Exhibit A.

         The Amended and Restated Stock Option Plan will terminate on September 24, 2008. The Board of Directors may amend or discontinue the Amended and Restated Stock Option Plan without the approval of the stockholders, subject to certain limitations. See "Amendment of the Amended and Restated Stock Option Plan" below.

         Nothing in the Amended and Restated Stock Option Plan or in any award granted pursuant to the Amended and Restated Stock Option Plan confers upon any participant any right to continue in the employ of or rendering services to the Company or interferes in any way with the right of the Company to terminate the employment or services of any person at any time.

         Other than Common Stock received as payment of the exercise price, the proceeds from the sale of Common Stock pursuant to the exercise of or payment for awards under the Amended and Restated Stock Option Plan will be added to the general funds of the Company and used for general corporate purposes. Common Stock received as payment of the exercise price shall become available for the subsequent granting of awards under the Amended and Restated Stock Option Plan; however, in no event will the number of shares subject to Incentive Stock Options exceed, in the aggregate, 500,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. The holder of an award granted pursuant to the Amended and Restated Stock Option Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

PURPOSE AND ELIGIBILITY.

         The purpose of the Amended and Restated Stock Option Plan is to provide an incentive for officers, key employees and key consultants of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its affiliates. It is further intended that the options granted pursuant to this Amended and Restated Stock Option Plan will be either incentive stock options or nonqualified stock options (the "Stock Options").

         A three-member committee appointed by the Board of Directors (the "Committee") shall, from time to time, select the particular officers, key employees, and key consultants of the Company and its affiliates to whom the Stock Options are to be granted and/or distributed in recognition of each such participant's contribution to the Company's or the affiliate's success. As previously approved by the stockholders at the 1995 annual meeting, those nonemployee Directors who do not elect to decline to participate pursuant to the following sentence will be eligible to receive Stock Options. A director otherwise eligible to participate in the Amended and Restated Stock Option Plan may make an irrevocable, one-time election, by written notice to the Committee within ten days after his or her initial election to the Board of Directors, to decline to participate in the Amended and Restated Stock Option Plan. See "Administration of the Amended and Restated Stock Option Plan" below.

         In September 1998 the Board of Directors authorized the Company to enter into a stock option agreement with Mr. Graves under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The Company has entered into an agreement with Mr. Graves granting him options to purchase 250,000 shares of Common Stock at a price of $5.00 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options cannot be exercised after September 24, 2008.

         In September 1998, the Board of Directors also authorized the Company to enter into a stock option agreement with Mr. McLaughlin under the Amended and Restated Stock Option Plan, subject to stockholder approval of the Amended and Restated Stock Option Plan. The option allows Mr. McLaughlin to purchase

45,000 shares of Common Stock at a price of $2.75 per share, subject to the approval of the Amended and Restated Stock Option Plan by the stockholders. One third of the optioned shares become exercisable commencing on September 24, 1999, one third of the optioned shares become exercisable commencing on September 24, 2000 and one third of the optioned shares become exercisable commencing on September 24, 2001. Such stock options can not be exercised after September 24, 2008.

ADMINISTRATION OF THE AMENDED AND RESTATED STOCK OPTION PLAN.

         The Amended and Restated Stock Option Plan shall be administered by the Committee which shall consist of not less than three members of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board of Directors. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "nonemployee director," as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an "outside director" under Section 162(m) of the Code.

         The Committee has full discretion to grant awards under the Amended and Restated Stock Option Plan including designating the timing and acceleration of any vesting or exercise of the Stock Options, to interpret the Amended and Restated Stock Option Plan, to make such rules as it deems advisable in the administration of the Amended and Restated Stock Option Plan and to take all other actions advisable to administer the Amended and Restated Stock Option Plan. The Committee shall determine the eligible persons to whom awards will be granted and will set forth the terms of the awards in award agreements, so long as those terms are not inconsistent with the Amended and Restated Stock Option Plan.

AWARDS.

         The Committee may grant or award incentive stock options or non-qualified stock options. Stock options which are intended to qualify for special tax treatment under particular provisions of the Code, are considered "Incentive Stock Options," and options which are not intended to so qualify are considered "Non-qualified Stock Options." See "Certain Federal Income Tax Aspects" below.

         The maximum number of shares of Common Stock presently authorized for issuance under the Amended and Restated Stock Option Plan is 500,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to awards that are expired, terminated, forfeited, settled in cash in lieu of Common Stock or exchanged for awards that do not involve Common Stock are available for further grants of awards under the Amended and Restated Stock Option Plan; provided, however, that in no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 500,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.

AWARD AGREEMENTS.

         All grants of Stock Options shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by an Option Agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, as long as such terms are not inconsistent with the Amended and Restated Stock Option Plan. In the case of an Incentive Stock Option, the Option Agreement shall also include provisions that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Company shall execute Option Agreements upon instructions from the Committee.

         As previously approved by the stockholders at the 1995 annual meeting, any nonemployee director who does not decline to participate shall, on the date that is ten days after his or her initial election as a director of the Company, automatically be granted a Stock Option to purchase 10,000 shares of Common Stock, subject to adjustment. If, on the date of grant of a Stock Option to a nonemployee director, fewer shares of Common Stock remain available for grant than are necessary to permit the grant of Stock Options to each person entitled to receive a Stock Option, then a Stock Option covering an equal number of whole shares of Common Stock, up to 10,000 shares, shall be granted to each nonemployee director who has not previously been granted a Stock Option.

         The exercise period for an award may not extend longer than ten years from the date the award is granted and, in the case of Incentive Stock Options, is limited to five years from the date of grant for certain employees owning more than 10% of the outstanding shares of Common Stock. The Committee shall have the right to accelerate the time at which any Stock Option granted to a participant shall become vested, or exercisable.

EXERCISE OF AWARDS.

         The exercise price for a Stock Option for any share of Common Stock which may be purchased under a Stock Option will be no less than 100% (or no less than 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of Common Stock) of the fair market value of the Common Stock on the date of grant.

         Subject to the award agreement, on the date that the participant desires to exercise a stock option (the "Exercise Date"), the participant must pay the exercise price in cash, or, if the Committee consents, with shares of Common Stock previously owned by the participant or by a combination of cash and such shares. Additionally, the Committee in its sole discretion may provide for payment of the exercise price, (a) by loans from the Company or (b) by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

RESTRICTIONS.

         Under the Amended and Restated Stock Option Plan, the Committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Awards will vest and may be exercised in accordance with each participant's applicable award agreement. The Committee may, in its discretion and in accordance with the terms of the Amended and Restated Stock Option Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award.

         The grant of Incentive Stock Options to each participant is subject to a $100,000 calendar year limit. This limitation prohibits the grant of an Incentive Stock Option that would entitle the recipient to purchase, thereunder and together with other incentive options, securities worth more than $100,000 (based upon the aggregate fair market value of the securities underlying such options on the date of grant) in the year in which such options first become exercisable. See "Certain Federal Income Tax Aspects" for additional limitations on incentive stock options.

         The granting and exercise of Stock Options and the obligation of the Company to sell and deliver Common Stock under the Stock Options is subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required.

         No Common Stock or other form of payment shall be issued with respect to any Stock Option unless the Company is satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Stock Options and Common Stock covered by the Amended and Restated Stock Option Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under the Amended and Restated Stock Option Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         If any provision of the Amended and Restated Stock Option Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit the Amended and Restated Stock Option Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under the Amended and Restated Stock Option Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

TERMINATION AND FORFEITURE.

         In the event of termination of service of a participant, an option may only be exercised as determined by the Committee and provided in the award agreement. Notwithstanding the foregoing sentence, the option period of an Incentive Stock Option granted to a participant deemed eligible under Section 422 of the Code shall terminate no later than ninety (90) days after the participant's termination of service with the Company or its affiliates or no later than twelve (12) months after the participant's termination of service with the Company and its affiliates if such termination is by reason of death or disability (as defined in the Amended and Restated Stock Option Plan).

ADJUSTMENTS.

         If at any time while the Amended and Restated Stock Option Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then:

o An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Amended and Restated Stock Option Plan, so that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being awarded; and

o Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, so that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

         Any fractional shares resulting from any adjustment shall be eliminated for the purposes of such adjustment.

         The existence of the Amended and Restated Stock Option Plan and Stock Options granted under the Amended and Restated Stock Option Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         Subject to any required action by the stockholders, if the Company shall be the surviving or resulting Company in any merger or consolidation, any outstanding Stock Option shall apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her award immediately prior to such event. Notwithstanding these adjustment provisions, the Company may, upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, cancel all awards granted under the Amended and Restated Stock Option Plan either by giving notice permitting each participant to exercise his or her Stock Options as to the shares of Common Stock covered by that award for a period of 30 days immediately preceding the effective date of such event or by paying to the participant an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options.

         In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Stock Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

         In the event of a "Change in Control" of the Company (as defined in the Amended and Restated Stock Option Plan), then, notwithstanding any other provision in the Amended and Restated Stock Option Plan to the contrary, all unmatured installments of Stock Options outstanding shall automatically be accelerated and exercisable in full. Such acceleration of exercisability shall not apply to a given Stock Option granted to any participant other than nonemployee directors if any surviving acquiring corporation agrees to assume such Stock Option in connection with the Change in Control.

         In case the Company shall, at any time while any Stock Option under this Amended and Restated Stock Option Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, provided that the Committee so determines in its sole discretion, each Stock Option holder may thereafter receive upon exercise of his Stock Options (in lieu of each share of Common Stock of the Company which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

         If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Amended and Restated Stock Option Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

         Stock options may also be granted under the Amended and Restated Stock Option Plan in substitution for stock options held by employees of a corporation who become management employees of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

AMENDMENT OF THE AMENDED AND RESTATED STOCK OPTION PLAN.

         The Committee may at any time without the consent of the participants, alter, amend, revise, suspend, or discontinue the Amended and Restated Stock Option Plan in whole or in part. In the event of any amendment to the Amended and Restated Stock Option Plan, the holder of any Stock Option outstanding under the Amended and Restated Stock Option Plan must upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any option agreement within such reasonable time as the Committee specifies in its request. Unless required by law, no action contemplated or permitted by the Amended and Restated Stock Option Plan shall adversely affect any rights of participants or obligations of the Company to participants with respect to any Stock Options granted under the Amended and Restated Stock Option Plan without the consent of the affected participant.

DIFFERENCES BETWEEN THE AMENDED AND RESTATED STOCK OPTION PLAN AND THE ORIGINAL 1990 STOCK OPTION PLAN AS AMENDED ON MAY 15, 1997 (THE "ORIGINAL PLAN").

The differences between the Original Plan and the Amended and Restated Stock Option Plan include but are not limited to the following:

         o The Amended and Restated Stock Option Plan increases the shares issuable upon exercise of options from 225,000 to 500,000 plus any shares received as payment of the exercise price, provided, however, that in no event will the number of shares subject to Incentive Stock Options exceed, in the aggregate, 500,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.
         o The Amended and Restated Stock Option Plan provides the Committee with greater discretion to grant awards to not only employees and nonemployee directors, as allowed under the Original Plan and the 1994 Plan, respectively, but also to the Company's key consultants. Only employees, however, are eligible to receive Incentive Stock Options.
         o The Amended and Restated Stock Option Plan provides the Committee with the sole discretion to permit participants to pay the exercise price by (a) a loan from the Company or (b) by authorizing a third party to sell the shares received pursuant to the exercise (or a sufficient portion thereof) and delivering to the Company a sufficient amount of sale proceeds to pay the exercise price and any tax withholding obligations.
         o The Original Plan provides for administration of the Original Plan by a Committee of two members appointed by the Board of Directors and the Amended and Restated Stock Option Plan provides for administration of the Amended and Restated Stock Option Plan by a Committee of three members.
         o The Original Plan provides that only employees are eligible to receive grants under the Original Plan unless determined otherwise by the Board of Directors. The Amended and Restated Stock Option Plan incorporates certain terms of the 1994 Plan to provide that new nonemployee directors who do not elect to decline to participate will be eligible to receive stock options. As under the 1994 Plan, a nonemployee director who does not decline to participate in the Amended and Restated Stock Option Plan will automatically be granted, ten days after their initial election to the Board of Directors, a stock option to purchase 10,000 shares of Common Stock.
         o The Amended and Restated Stock Option Plan provides that each nonemployee director who is a director of the Company on the date of each annual meeting of the Company, and who does not decline to participate in the Amended and Restated Stock Option Plan, will automatically be granted, ten days after each annual meeting of the Company, a stock option to purchase 5,000 shares of Common Stock. The options will be granted at fair market value on the grant date and will become exercisable, subject to certain conditions, in three equal annual installments on the first three anniversaries of the grant date and will terminate ten years from the grant date unless terminated sooner as a result of the death or termination of directorship of the holder thereof.
         o The duration of the Original Plan has been extended. The Original Plan is set to terminate ten years from the date it was approved by the earlier of the stockholders or the Board of Directors. The Amended and Restated Stock Option Plan will terminate September 24, 2008.
         o The tax consequences section of the Original Plan has been amended under the Amended and Restated Stock Option Plan to reflect changes in the Code.
         o The limitations on exercises of shares subject to incentive stock options has been expanded under the Amended and Restated Stock Option Plan to reflect changes in the Code.

The foregoing discussion of the differences between the Original Plan and the Amended and Restated Stock Option Plan is qualified in its entirety by the description of the Amended and Restated Stock Option Plan attached as Exhibit A.

CERTAIN FEDERAL INCOME TAX ASPECTS.

         Any participant who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option.

         Withholding. Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of non-qualified stock options granted pursuant to the Amended and Restated Stock Option Plan. A participant must pay such taxes to the Company in cash or Common Stock prior to the receipt of any Common Stock certificate.

         Nonqualified Stock Options. The granting of a non-qualified stock option will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

         For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 28% if the shares are held between one year and 18 months after the date of exercise and 20% if held for 18 months or longer after the date of exercise and short-term capital gains are currently taxed as ordinary income.

         Incentive Stock Options. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an Incentive Stock Option granted under the Amended and Restated Stock Option Plan. When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. Long-term capital gains are currently taxed at a maximum rate of 28% if the shares are held between one year and 18 months after the date of exercise and 20% if held for 18 months or longer after the date of exercise and short-term capital gains are currently taxed as ordinary income. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. If these holding period requirements under the Code are not satisfied, the sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition," and the optionee must notify the Company in writing of the date and terms of the disqualifying disposition.

         In general, the optionee will recognize at the time of a disqualifying disposition ordinary income in an amount equal to the amount by which the lesser of (i) the fair market value of the Common Stock on the date the incentive stock option is exercised or (ii) the amount realized on such disqualifying disposition, exceeds the exercise price. The optionee will also recognize capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 28% if the shares are held between one year and 18 months after the date of exercise and 20% if held for 18 months or longer after the date of exercise and short-term capital gains are currently taxed as ordinary income. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes.

         Although an optionee will not realize ordinary income upon the exercise of an incentive stock option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

         Other Tax Matters. If unmatured installments of awards are accelerated as a result of a Change of Control (see "Adjustments" above), any amounts received from the exercise by a participant of a stock option may be included in determining whether or not a participant has received an "excess parachute payment under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on the cash resulting from such exercise and (ii) the loss by the Company of a compensation deduction.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED STOCK OPTION PLAN.

                                 PROPOSAL THREE

     APPROVAL OF AMENDMENT TO CHARTER TO INCREASE THE NUMBER OF AUTHORIZED
                      SHARES OF COMMON STOCK TO 20,000,000

         The Board of Directors proposes to amend Article Fourth of the Charter to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000.

o Of the 10,000,000 shares authorized for issuance under the Company's Charter, there are only _____ million shares unissued and unreserved. As of April __, 1999, there were _____ million shares issued and outstanding and approximately _____ million reserved for issuance under employee benefit plans and otherwise.

o Our proposed amendment increases the number of authorized shares of Common Stock by 10,000,000. The additional shares, if issued, would have the same rights as the shares of Common Stock now outstanding. The Board of Directors has no present plans, agreements, commitments or understandings for the issuance or use of these proposed additional shares, other than as described in this proxy statement.

o The Board of Directors believes that the proposed increase is in the best interests of the Company and its stockholders. It is important for the Board of Directors to have the flexibility to act promptly to meet future business needs as they arise. Sufficient shares should be readily available to maintain the Company's financing and capital raising flexibility, for stock splits and stock dividends, acquisitions and mergers, employee benefit plans and other proper business purposes.

         o By having additional shares readily available for issuance, the Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders. For example, today, if the Board of Directors determined that a stock split were advisable to enhance your liquidity or to achieve a more attractive market price for a broader spectrum of investors, the Board of Directors would not have sufficient authorized shares available to effect a split.

         o The Board of Directors, however, may issue additional shares of Common Stock without action on your part only if the action is permissible under Delaware law and the rules of the stock exchange on which the Company's Common Stock is listed.

o Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

o The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                    AUDITORS

         PricewaterhouseCoopers LLP has been selected to audit the financial statements of the Company for the year ended December 31, 1999. This selection will not be submitted to stockholders for ratification or approval. Price Waterhouse LLP, which recently merged with Coopers & Lybrand LLP to form PricewaterhouseCoopers, LLP, served as the Company's independent public accountant from 1988 until the merger. The representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

                            STOCKHOLDERS' PROPOSALS

         It is contemplated that the 2000 Annual Meeting of Stockholders of the Company is scheduled to take place on May 18, 2000. Any stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders, and who wishes to have a proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Secretary of the Company at the Company's offices in Dallas, Texas, for receipt not later than December 22, 1999. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after March 6, 2000. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         The Annual Report of the Company for its fiscal year ended December 31, 1998 accompanies this proxy statement. The audited financial statements of the Company are included in the Annual Report.



                                         By Order of the Board of Directors,


                                         John Mark McLaughlin
                                         Chairman of the Board

                                   EXHIBIT A


                    THE TOREADOR ROYALTY CORPORATION AMENDED
                      AND RESTATED 1990 STOCK OPTION PLAN

                          TOREADOR ROYALTY CORPORATION
                   AMENDED AND RESTATED 1990 STOCK OPTION PLAN
              (As last amended, effective as of September 24, 1998)

         The purpose of the 1990 Stock Option Plan is to provide an incentive for officers, key employees and key consultants of Toreador Royalty Corporation, a Delaware corporation (the "Corporation") or its Affiliates, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Affiliates. It is further intended that the options granted pursuant to this Plan will be either incentive stock options or nonqualified stock options.

                                    ARTICLE I
                                   DEFINITIONS

         For the purposes of this Plan, in addition to the other terms specifically defined elsewhere herein, the following terms shall have the meanings indicated unless the context requires otherwise:

         "AFFILIATE" means (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if, at the time of granting of the Stock Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty-percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (b) any corporation, other than the Corporation, beginning with the Corporation if, at the time of granting of the Stock Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty-percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "BOARD" means the board of directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 2 of this Plan.

         "COMMON STOCK" means the common stock which the Corporation is currently authorized to issue or may in the future be authorized to issue.

         "CORPORATION" means Toreador Royalty Corporation, a Delaware corporation.

         "DATE OF GRANT" means the effective date on which a Stock Option is awarded to a Participant as set forth in the Option Agreement.

         "DISABILITY" means total and permanent disability as defined in Section 22(e) of the Code.

         "ELIGIBLE PARTICIPANT" shall have the meaning set forth in Section 5.1 hereof.

         "FAIR MARKET VALUE" means, as of a particular date, (a) the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (c) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

         "INDEPENDENT THIRD PARTY" means an individual or entity independent of the Corporation having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

         "INCENTIVE STOCK OPTION" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

         "1934 ACT" means the Securities Exchange Act of 1934, as amended.

         "NONEMPLOYEE DIRECTOR" means any director who is not an employee of the Corporation or any Affiliate.

         "NONQUALIFIED STOCK OPTION" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

         "OPTION AGREEMENT" means a written agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to a Stock Option.

         "PARTICIPANT" means any employee or Nonemployee Director of the Corporation or any Affiliate of the Corporation who is, or who is proposed to be, a recipient of a Stock Option.

         "PLAN" means the Toreador Royalty Corporation 1990 Stock Option Plan, as it may be amended from time to time.

         "SPREAD" shall have the meaning set forth in Article XII hereof.

         "STOCK DIVIDEND" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Corporation or any Affiliate of the Corporation, or (ii) rights, options or warrants to receive or purchase capital stock of the Corporation or any Affiliate of the Corporation, or (iii) securities convertible into or exchangeable for capital stock of the Corporation or any Affiliate of the Corporation, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

         "STOCK OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

         "TERMINATION FOR CAUSE" means: (1) for any person other than Nonemployee Directors, Termination of Service by the Board or the Board of Directors of an Affiliate because of incompetence, insubordination, dishonesty, or other acts detrimental to the interest of the Corporation or its Affiliates, or any material breach by the Participant of any employment, nondisclosure, covenant not to compete, or other contract with the Corporation or one of its Affiliates; (2) for Nonemployee Directors, Termination of Service on account of any act of (a) fraud, or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation. Termination for Cause shall be determined by the Board or, if applicable, the Board of Directors of an Affiliate, in its sole discretion and in good faith.

         "TERMINATION OF SERVICE" means termination of employment with the Corporation and all of its Affiliates for an employee, termination of service as a director for a Nonemployee Director, or the expiration or termination of the contract between a Participant who is an independent contractor and the Corporation or any Affiliate.

                                   ARTICLE II
                                 ADMINISTRATION

         Subject to the terms of this Article II, the Plan shall be administered by the Committee which shall consist of not less than three (3) members of the Board. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person", as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an "outside director" under
Section 162(m) of the Code.

         The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have exclusive power to:

         a. Designate, from time to time, the particular officers, key employees, Nonemployee Directors of the Corporation, and consultants to whom Stock Options will be granted;

         b. Designate the time or times when Stock Options will be granted;

         c. Determine the number of shares of Common Stock subject to issuance pursuant to any Stock Option award, and all of the terms, conditions, restrictions and limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

         d. Accelerate the vesting or exercise of any Stock Options when such actions would be in the best interests of the Corporation;

         e. Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

         f. Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

         The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Corporation and all Participants.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Articles XI and XII of the Plan, the maximum number of shares of Common Stock issuable pursuant to the exercise of Stock Options granted under the Plan shall be 500,000 shares of Common Stock. The Committee and the appropriate officers of the Corporation shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Shares of Common Stock subject to Stock Options that (i) are forfeited or terminated, (ii) expire unexercised,
(iii) are settled in cash in lieu of Common Stock, or (iv) are exchanged for Common Stock owned by the Participant upon exercise of a Stock Option, shall immediately become available for the subsequent granting of Stock Options; provided, however, that in no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 500,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Corporation in its treasury.

                                   ARTICLE IV
                               STOCK OPTION GRANTS

        4.1 Eligibility. The Committee shall, from time to time, select the particular officers, key employees, and key consultants of the Corporation and its Affiliates to whom the Stock Options are to be granted and/or distributed in recognition of each such Participant's contribution to the Corporation's or the Affiliate's success. Nonemployee Directors who do not elect to decline to participate pursuant to the following sentence will be eligible to receive Stock Options as provided in Section 4.2. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Committee within ten days after his or her initial election to the Board, to decline to participate in the Plan.

        4.2 Grant of Stock Options. All grants of Stock Options under this
Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by an Option Agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the Option Agreement shall also include provisions that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Corporation shall execute Option Agreements upon instructions from the Committee. Any Nonemployee Director who does not, in accordance with Section 4.1, decline to participate shall, on the date that is ten days after his or her initial election as a director of the Corporation, automatically be granted a Stock Option to purchase 10,000 shares of Common Stock, as adjusted in accordance with Article XI. Any Nonemployee Director who does not, in accordance with Section 4.1, decline to participate shall, on the date that is ten days after an annual meeting of the Company, automatically be granted a Stock Option to purchase 5,000 shares of Common Stock, as adjusted in accordance with Article XI. The options will be granted at fair market value on the grant date and become exercisable, subject to certain conditions, in three equal annual installments on the first three anniversaries of the grant date and terminate ten years from the grant date unless terminated sooner as a result of the death or termination of directorship of the holder thereof. If, on the Date of Grant of a Stock Option to a Nonemployee Director, fewer shares of Common Stock remain available for grant than are necessary to permit the grant of Stock Options to each person entitled to receive a Stock Option, then a Stock Option covering an equal number of whole shares of Common Stock, up to 10,000 shares or 5,000 shares, as the case may be, shall be granted to each Nonemployee Director who has not previously been granted a Stock Option.

        4.3 Exercise Price. The exercise price for a Nonqualified Stock Option shall not be less than the Fair Market Value per share of the Common Stock on the Date of Grant. Subject to the terms of Section 5.1 hereof, the exercise price for an Incentive Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

        4.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unmatured installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to a Participant shall become vested, or exercisable.

                                    ARTICLE V
                        LIMITS ON INCENTIVE STOCK OPTIONS

        5.1 Eligibility; Option Period. Only employees of the Corporation or a Affiliate may receive an Incentive Stock Option. Notwithstanding the provisions of Section 4.4 hereof, if a Participant eligible to receive an Incentive Stock Option under Section 422 of the Code (an "Eligible Participant") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation (or any Affiliate of the Corporation) and an Incentive Stock Option is granted to such Eligible Participant, the option period term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option price of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Corporation (or any Affiliate of the Corporation) shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        5.2 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the portion of such granted Stock Option shall be deemed a Nonqualified Stock Option.

        5.3 Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other Stock Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

         5.4 Termination. Notwithstanding the provisions of Article VII, the option period of an Eligible Participant's Incentive Stock Options shall terminate no later than ninety (90) days after such Participant's Termination of Service with the Corporation and its Affiliates; provided, that if such service terminates by reason of the death or Disability of the Participant, then the option period of such Participant's Incentive Stock

Options shall terminate no later than twelve (12) months after such termination by reason of death or Disability.

                                   ARTICLE VI
                   EXERCISE OF STOCK OPTIONS; RESTRICTED STOCK

         6.1 Exercise of Options.

         (a) Options granted to employees, consultants, and Nonemployee Directors shall be exercisable in accordance with the terms of the applicable Option Agreement.

         (b) Except as otherwise provided in Section 14.2, a Stock Option may be exercised solely by the Participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

         (c) The purchase price of the shares as to which a Stock Option is exercised shall be paid in full at the time of the exercise. The full purchase price of shares purchased shall be paid upon exercise of the Stock Option in cash, or, with the consent of the Committee, with shares of Common Stock previously owned by the Participant or, with the consent of the Committee, by a combination of cash and such shares. Additionally, the Committee in its sole discretion may provide for payment of the exercise price, (a) by loans from the Corporation or (b) by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Corporation of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise. No holder of a Stock Option shall be, or have any of the rights or privileges of, a shareholder of the Corporation in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Corporation to such holder.

         6.2 Restricted Stock. Each Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Common Stock acquired pursuant to an Option Agreement granted hereunder or otherwise and such restrictions on the transferability of shares of the Common Stock acquired pursuant to an Option Agreement hereunder or otherwise as the Committee in its sole and absolute discretion shall deem proper and advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Participant render substantial services to the Corporation or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and shareholders of the Corporation other than the Participant of such share of Common Stock who is a party to the particular Option Agreement or a subsequent holder of the shares of Common Stock who is bound by such Option Agreement. Such Certificates for shares of Common Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         The shares of Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Corporation or its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.


                                   ARTICLE VII
                             TERMINATION OF SERVICE

         Upon the Termination of Service of a Participant for any reason, the specific Option Agreement shall govern the treatment of any unexercised Stock Options. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of a Stock Option for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of a Stock Option, eliminate or make less restrictive any restrictions contained in a Stock Option, waive any restriction or other provision of this Plan or a Stock Option or otherwise amend or modify the Stock Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

         Except as otherwise set forth above, or as provided in Section 5.4 with respect to Incentive Stock Options, a Participant's Stock Options may be exercised as follows in the event of such Participant's Termination of Service:

                  (a) Death. In the event of the Participant's death prior to Termination of Service, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised for a period of twelve (12) months after the Participant's death or until expiration of the option period (if sooner), by the Participant's estate or personal representative(s), or by the person(s) who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death;

                  (b) Disability. In the event of a Participant's (other than a Nonemployee Director) Termination of Service as the result of Disability, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised by such Participant or his guardian or legal representative for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

                  (c) Termination for Cause. In the event of the Participant's Termination for Cause, then all unvested Stock Options, or any unvested portion thereof, shall not be exercisable and shall thereupon immediately terminate; and

                  (d) Other Termination. In the event of a voluntary Termination of Service by a Participant (including as a result of retirement by that Participant) or Termination of Service of a Participant by the Corporation or its Affiliate for any other reason, then all vested Stock Options may be exercised for a period of three (3) months after such termination or until expiration of the option period (if sooner) and upon such date, all of the Participant's outstanding Stock Options shall thereupon immediately terminate.

Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Option Agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any Termination of Service by such Participant.

                                  ARTICLE VIII
                           AMENDMENT OR DISCONTINUANCE

         Subject to the limitations set forth in this Article VIII, the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. In the event of any amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Option Agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Corporation to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE IX
                               EFFECT OF THE PLAN

         Neither the adoption of this Plan nor any action of the Committee shall be deemed to give any employee, consultant or Nonemployee Director any right to be granted a Stock Option or to purchase or receive Common Stock of the Corporation or any other rights except as may be evidenced by an Option Agreement, or any amendment thereto, duly authorized by and executed on behalf of the Corporation and then only to the extent of and upon and subject to the terms and conditions expressly set forth therein.

                                    ARTICLE X
                                      TERM

         The Plan shall be submitted to the Corporation's stockholders for their approval; adoption of the Plan by the Corporation and the award of any Option Agreement hereunder shall be subject to and conditioned upon such stockholders' approval of the Plan. Unless sooner terminated by action of the Board, the Plan will terminate on the 24th day of September, 2008. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI
                               CAPITAL ADJUSTMENTS

         If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

                         (i) An appropriate adjustment shall be made in the
                  maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Corporation's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

                         (ii) Appropriate adjustments shall be made in the
                  number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Corporation's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

         Any fractional shares resulting from any adjustment made pursuant to this Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Corporation of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XII
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

                  (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

                  (c) In the event of any reorganization, merger or consolidation pursuant to which the Corporation is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Corporation, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Corporation in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Committee, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Corporation, or of any dissolution or liquidation of the Corporation, and either:

                         (i) give notice to each holder thereof or his personal
                  representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

                        (ii) pay the holder thereof an amount equal to a
                  reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Corporation receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Corporation, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Corporation after giving effect to expenses and charges, including but not limited to taxes, payable by the Corporation before such liquidation could be completed.

                  (d) In the event of a "Change in Control" of the Corporation, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full. Such acceleration of exercisability shall not apply to a given Stock Option granted to any Participant other than Nonemployee Directors if any surviving acquiring corporation agrees to assume such Stock Option in connection with the Change in Control. For the purposes of this Plan, a "Change in Control" shall mean any one of the following: (i) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Corporation's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Corporation) (other than any "group" deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the Corporation (and the "Affiliates" of such directors, as that term is defined below) serving as such as of the date of this Plan (collectively, the "Exempt Group")) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of the Corporation's directors; (iii) the merger or consolidation of the Corporation with or into any other entity if the Corporation is not the surviving entity (or the Corporation is the surviving entity but voting securities of the Corporation are exchanged for securities of any other entity) and any person or group of persons (as defined above) (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity's then outstanding securities entitled generally to vote for the election of the surviving entity's directors; or (iv) the sale of all or substantially all of the assets of the Corporation or the liquidation or dissolution of the Corporation. The term "Affiliate" with respect to any person shall mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                  (e) Notwithstanding sub-Section (c) above of this Article XII, in case the Corporation shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, provided that the Committee so determines in its sole discretion, each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Corporation which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Corporation. In the event that the Corporation shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Corporation's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

                  (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Corporation shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Corporation within thirty (30) days after receipt thereof by such Participant.

                                  ARTICLE XIII
                    OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                          GRANTED BY OTHER CORPORATIONS

         Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Corporation or a Affiliate as the result of a merger or consolidation of the employing corporation with the Corporation or a Affiliate or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Affiliate. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

       14.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Option Agreements.

       14.2 Assignability. A Stock Option granted to a Participant optionee may not be transferred or assigned other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to (A) the spouse, ex-spouse, children, step children or grandchildren of the Participant ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of one or more Immediate Family Members, or (C) a partnership or limited liability company in which one or more Immediate Family Members are the only partners or members, so long as (i) the Option Agreement evidencing any option granted pursuant to this Plan is approved by the Committee and expressly provides for transferability in a manner consistent with this Section 14.2 and (ii) subsequent transfers of such option shall be prohibited except for transfers by will or the laws of descent and distribution. Furthermore, the Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to other entities or persons to whom the Committee may in its discretion permit transfers of the option. Notwithstanding any provision contained herein to the contrary, in the case of an Incentive Stock Option, any transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive Stock Option under
Section 422 of the Code, or any successor provision. Any attempted assignment or transfer in violation of this Section 14.2, including an attempted assignment or transfer in connection with a divorce, any domestic relations order, or pursuant to any other court order shall be null and void.

       14.3 Investment Intent. The Corporation may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment purposes and not with a view to their distribution.

       14.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

       14.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any employee the right to continue in the employ of the Corporation or interferes with or restricts in any way the right of the Corporation to discharge any employee at any time (subject to any contract rights of such employee).

       14.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

       14.7 Tax Requirements. Any Participant who exercises any Stock Option shall be required to pay the Corporation the amount of all taxes which the Corporation is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employee then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option, the Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Corporation in an amount necessary to satisfy the required tax withholding obligation of the Corporation and/or (ii) the actual delivery by the exercising Participant to the Corporation of shares of Common Stock which the Participant owns and/or the Corporation's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

       14.8 Indemnification of Committee. No current or previous member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Committee and each and any officer or employee of the Corporation acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

       14.9 Restrictions. This Plan, and the granting and exercise of Stock Options hereunder, and the obligation of the Corporation to sell and deliver Common Stock under such Stock Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmentalagencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Stock Option unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Corporation. Unless the Stock Options and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under this Plan may be required by the Corporation to give a representation in writing in form and substance satisfactory to the Corporation to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         14.10 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed as of the 24th day of September, 1998 by its Chief Executive Officer pursuant to prior action taken by the Board.

                                TOREADOR ROYALTY CORPORATION


                                By:   /s/ G. THOMAS GRAVES III
                                    --------------------------------------------
                                      President and Chief Executive Officer

Attest:

/s/ KAREN GASSETT
-------------------------
Assistant Secretary

                                   EXHIBIT B


                          TOREADOR ROYALTY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John Mark McLaughlin and Edward C. Marhanka, and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Toreador Royalty Corporation held of record by the undersigned on April __, 1999, at the annual meeting of stockholders to be held on Thursday, May 20, 1999, at 10:00 a.m. in Dallas, Texas or any adjournment thereof, and especially to vote on the items of business specified below, as more fully described in the notice of the meeting dated April 20, 1999 and the proxy statement accompanying the notice. The undersigned hereby acknowledges receipt of the notice of the meeting dated April 20, 1999 and the proxy statement accompanying such notice.

     IMPORTANT - - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

1.       ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                                    (except as marked to the contrary below [  ]      to vote for all nominees listed below [  ]

             J. W. BULLION          EDWARD NATHAN DANE        PETER L. FALB        G. THOMAS GRAVES III

                      THOMAS P. KELLOGG, JR.        WILLIAM I. LEE      JOHN MARK MCLAUGHLIN

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

                         ------------------------------


2. Proposal to approve of the Company's Amended and Restated 1990 Stock Option Plan.

                   For                       Against                   Abstain

                  [  ]                        [  ]                      [  ]


3. Approval of Amendment to Certificate of Incorporation increasing authorized Common Stock from 10,000,000 to 20,000,000 shares.

                  For                       Against                    Abstain

                [  ]                          [  ]                      [  ]


4. Proposal to ratify PricewaterhouseCoopers LLP as independent auditors for the fiscal year 1999.

                  For                       Against                    Abstain

                [  ]                          [  ]                      [  ]


     In their discretion, the Proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



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




     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS PRESENTED AND, IN THE DISCRETION OF THE PROXY, ANY OTHER BUSINESS.

     The undersigned hereby revokes any proxy or proxies previously given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.


                                        DATED: _________________________, 1999

                                        --------------------------------------

                                        --------------------------------------
                                               Signature(s) of Stockholder(s)

                                        Please sign exactly as your name or
                                        names appear above. For joint accounts,
                                        each owner should sign. When signing as
                                        attorney, executor, administrator,
                                        guardian, trustee, or in some other
                                        representative capacity, or as officer
                                        of a corporation, please indicate your
                                        capacity or title.

Please complete, date and sign this proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.




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